Supplement dated May 27, 2016, to the following prospectus and summary prospectus:

American Beacon U. S. Government Money Market Select Fund
Prospectus and Summary Prospectus dated April 29, 2016
At a meeting held on March 3-4, 2016, the Board of Trustees of American Beacon Select Funds (the "Trust") approved a new Management Agreement for the Trust, effective May 29, 2016, with respect to the American Beacon U.S. Government Money Market Select Fund (the "Fund").  The new Management Agreement combines the terms of the Fund's prior Management Agreement and Administrative Services Agreement so that the separate management and administrative services fees payable under those agreements are now combined into a single management fee.  The single management fee rate under the new Management Agreement does not exceed the Fund's former combined management and administrative services fee rates, and there was no change to the management or administrative services provided or the aggregate fees charged to the Fund.
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